UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2020 (April 2, 2020)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
On April 2, 2020, L3Harris Technologies, Inc. (the “Company”) amended and restated its By-Laws pursuant to action by the Board of Directors of the Company (the “Board”), to reflect amendments to Sections 1, 3, 4, 5, 7, 8 and 11 of Article II of the Company’s By-Laws. The amendments generally are intended to conform to changes in Delaware General Corporation Law: section 211, regarding expressly permitting the Company to hold shareholder meetings solely by means of remote communication as the Board may determine; section 219, regarding permitting the list of shareholders entitled to vote at a meeting to be available on a reasonably accessible electronic network; and section 222, regarding notice of shareholder meetings.
The foregoing summary of the amendments to the Company’s By-Laws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the By‑Laws, as amended and restated effective April 2, 2020, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.
Item 8.01    Other Events
On April 3, 2020, the Company issued a press release announcing that it has changed the location of its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) from an in-person meeting to a virtual-only meeting via live audio webcast, in response to current public health guidance regarding the coronavirus (COVID-19) pandemic and for the safety of participants. As previously announced, the Annual Meeting will be held on Friday, April 24, 2020 at 9:30 a.m. Eastern Time (equivalent to 7:30 a.m. Mountain Time) for shareholders of record as of the close of business on February 28, 2020. A copy of the press release announcing the location change is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01. Further information regarding this change of location of the Annual Meeting can be found in the definitive additional proxy materials filed by the Company with the Securities and Exchange Commission on April 3, 2020.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are filed herewith:

Exhibit Number	Description
3.1	By-Laws of L3Harris Technologies, Inc., as amended and restated effective April 2, 2020.
99.1	Press Release, issued by L3Harris Technologies, Inc. on April 3, 2020.
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: April 7, 2020		Title:	Senior Vice President, General Counsel and Secretary

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